PROPERTY AND EQUIPMENT	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

NOTE 3 — PROPERTY AND EQUIPMENT

Property and equipment are as follows:

	December 31, 2015	December 31, 2014
Displays – racks	$184,523	$166,280
Trucks and automobiles	136,092	108,592
Vending machines	166,271	—
Cold drink store fixtures and equipment	72,851	60,996
Furniture and equipment	18,168	13,777
	577,905	349,645
Less – accumulated depreciation	(216,985)	(107,522)
Total, net	$360,920	$242,123
For the years ended December 31, 2015 and 2014, depreciation expense was $109,463 and $72,484, respectively. The Company’s property and equipment does not relate to the production of inventory as the Company produces its inventory at third party locations. As a result, depreciation expense was included in general and administrative expenses during the years ended December 31, 2015 and 2014.